UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10423

Seligman Core Fixed Income Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 9/30

Date of reporting period: 3/31/08

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1
Performance and Portfolio Overview	2
Understanding and Comparing Your Fund’s Expenses	5
Portfolio of Investments	6
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	25
Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	31
Board of Directors and Executive Officers	35
Additional Fund Information	36

Your mid-year shareholder report for Seligman Core Fixed Income Fund, Inc. follows this letter. The report contains the Fund’s investment results, portfolio of investments, and financial statements.

For the six months ended March 31, 2008, Seligman Core Fixed Income Fund delivered a total return, based on the net asset value of Class A shares, of 2.2%. During the same period, the Fund’s peers, which are represented by the Lipper Intermediate Investment-Grade Debt Funds Average, returned 2.3%. The Fund’s benchmark, the Lehman Brothers US Universal Index, returned 4.4% for the same time period.

Please note that on May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. The conversion did not affect individual shareholder account values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund.

Thank you for your continued support of Seligman Core Fixed Income Fund. We look forward to many more years of providing you with the investment experience, insight, and solutions you need to seek your financial goals.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

May 20, 2008

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail Inquiries to: P.O. Box 9759 Providence, RI 02940-9759 General Counsel Sullivan & Cromwell LLP	(800) 221-2450 (800) 445-1777 (212) 682-7600 (800) 622-4597	Shareholder Services Retirement Plan Services Outside the United States 24-Hour Automated Telephone Access Service

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Core Fixed Income Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund (except for Class I shares) as of the most recent month end will be available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fee, distribution and service (12b-1) fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.50% per annum of the Fund’s average daily net assets. This undertaking will remain in effect until at least January 31, 2009. Similar fee waiver/expense reimbursement arrangements were in effect since the Fund’s inception. Absent such waiver/reimbursement, returns and yields would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.5% maximum sales charge. Although for all periods presented, returns for the Fund’s Class A shares reflect the 4.5% maximum sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if the 4.75% maximum sales charge then in effect was incurred. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C, Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Effective June 4, 2007, there is no initial sales charge on investments in Class C shares. Returns for Class C shares are presented without an initial sales charge, and such returns would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. Class I shares do not have sales charges, and returns are calculated accordingly. On May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance and Portfolio Overview

Investment Results

Total Returns
For Periods Ended March 31, 2008

		Average Annual
	Six Months*	One Year	Five Years	Class A, B, C and D Since Inception 10/1/01	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(2.37)%	(1.07)%	1.97%	2.91%	n/a	n/a
Without Sales Charge	2.23	3.54	2.92	3.65	n/a	n/a
Class B
With CDSC†	(3.15)	(2.18)	1.81	n/a	n/a	n/a
Without CDSC	1.85	2.77	2.16	2.88	n/a	n/a
Class C
With 1% CDSC	0.86	1.82	n/a	n/a	n/a	n/a
Without CDSC	1.86	2.81	2.16	2.89	n/a	n/a
Class D
With 1% CDSC	0.99	1.79	n/a	n/a	n/a	n/a
Without CDSC	1.99	2.78	2.16	2.89	n/a	n/a
Class I	2.50	3.79	3.18	n/a	3.93%	n/a
Class R
With 1% CDSC	1.10	2.14	n/a	n/a	n/a	n/a
Without CDSC	2.10	3.13	n/a	n/a	n/a	2.51%
Benchmarks**
Lehman Brothers US Universal Index	4.38	6.57	4.96	5.61	5.64	4.80
Lipper Intermediate Investment-Grade Debt Funds Average	2.29	3.73	3.58	4.21	4.24	3.41

Net Asset Value Per Share

	3/31/08	9/30/07	3/31/07
Class A	$7.01	$7.01	$7.08
Class B	7.01	7.01	7.08
Class C	7.01	7.01	7.08
Class D	7.01	7.00	7.08
Class I	7.01	7.00	7.08
Class R	7.01	7.01	7.08

Dividend Per Share and Yield Information
For Periods Ended March 31, 2008

Dividendsø	SEC 30-Day Yieldøø
$0.156	4.04%
0.129	3.53
0.131	3.52
0.129	3.49
0.165	4.67
0.147	4.02

See footnotes on page 4.

Performance and Portfolio Overview

Investment Results

Effective Weighted Average Life[1] 7.8 years

Portfolio Composition
			Ratings# March 31, 2008
	Percent of Total
	3/31/08	9/30/07	Aaa	69.1%
US Government Securities	12.1%	11.1%	Aa	3.9
Government Agency Securities	4.2	5.0	A	8.5
Government Agency Mortgage-			Baa	11.7
Backed Securities	42.3	38.1	Ba	1.6
Corporate Bonds	28.3	32.9	B	3.8
Collateralized Mortgage Obligations	4.7	5.6	Caa	1.4
Asset-Backed Securities	3.3	3.4	Total	100.0%
Foreign Government Agency Securities	1.7	1.3
Short-Term Holdings	3.4	2.6
Total	100.0%	100.0%

*	Returns for periods of less than one year are not annualized.
**
The Lehman Brothers U.S. Universal Index (the “Lehman Index”) and the Lipper Intermediate Investment-Grade Debt Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lehman Index measures the performance of US dollar-denominated, taxable bonds that are rated either investment-grade or below investment grade. The Lipper Average measures the performance of funds that invest at least 65% of their assets in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. The Lehman Index excludes the effect of taxes, fees, sales charges and expenses, and the Lipper Average excludes the effect of taxes, fees, and sales charges. Investors cannot invest directly in an index or average.

†	The CDSC is 5% if you sell your shares within one year and 2% for five years.
#
Credit ratings are those issued by Moody’s Investors Service, Inc. (“Moody’s”). Percentages are based on current market values of long-term holdings at March 31, 2008. Holdings and credit ratings are subject to change.

[1]	The average time to receive principal payments, in years, weighted based on principal.
ø	Represents per share amount paid or declared for the six months ended March 31, 2008.
øø
Current yield, representing the annualized yield for the 30-day period ended March 31, 2008, has been computed in accordance with SEC regulations and will vary. During the period, the Manager reimbursed expenses of certain classes. Without these reimbursements, the yields would have been as follows:

Class A	Class B	Class C	Class D	Class I	Class R
3.39%	2.66%	2.85%	2.81%	4.67%	3.63%

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fee, distribution and service (12b-1) fees (if applicable), and other fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of October 1, 2007 and held for the entire six-month period ended March 31, 2008.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 10/1/07	Annualized Expense Ratio*	Ending Account Value 3/31/08	Expenses Paid During Period** 10/1/07 to 3/31/08	Ending Account Value 3/31/08	Expenses Paid During Period** 10/1/07 to 3/31/08
Class A	$1,000.00	1.25%	$1,022.30	$6.32	$1,018.75	$6.31
Class B	1,000.00	2.00	1,018.50	10.09	1,015.00	10.08
Class C	1,000.00	1.96	1,018.60	9.89	1,015.20	9.87
Class D	1,000.00	2.00	1,019.90	10.10	1,015.00	10.08
Class I	1,000.00	0.98	1,025.00	4.96	1,020.10	4.95
Class R	1,000.00	1.50	1,021.00	7.58	1,017.50	7.57

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges. Through at least January 31, 2009, the Manager has contractually undertaken to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.50% per annum of the Fund’s average daily net assets. Absent such waiver/expense reimbursement, the expense ratios and expenses paid by a shareholder for the period would have been higher.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period October 1, 2007 to March 31, 2008, multiplied by the average account value over the period, multiplied by 183/366 (number of days in the period).

Portfolio of Investments  (unaudited)
March 31, 2008

	Principal Amount		Value

US Government and Government Agency Securities 62.0%
US Government Securities 12.9%
US Treasury Bonds:
4.5%, 2/15/2036	$242,000		$250,073
4.75%, 2/15/2037	465,000		500,275
5%, 5/15/2037	14,000		15,666
US Treasury Inflation-Protected Securities:
2%, 1/15/2016	228,616		247,959
2.375%, 1/15/2017	261,630		292,085
US Treasury Notes:
4.25%, 9/30/2012	170,000		183,773
3.875%, 10/31/2012	120,000		127,603
3.625%, 12/31/2012	270,000		284,576
2.875%, 1/31/2013	140,000		142,745
2.75%, 2/28/2013	85,000		86,195
4.75%, 8/15/2017	1,060,000		1,173,122
3.5%, 2/15/2018	320,000		321,950
US Treasury STRIPS Principal 7.5%, 11/15/2024*	695,000		327,405
			3,953,427
Government Agency Securitiesø 4.4%
Fannie Mae:
5.125%, 4/15/2011	250,000	øø	266,843
4.75%, 11/19/2012	300,000		320,473
5.375%, 6/12/2017	190,000		209,053
5%, 7/9/2018	250,000		250,171
Freddie Mac 5.5%, 7/18/2016	160,000		176,772
Tennessee Valley Authority 5.5%, 7/18/2017	120,000		133,896
			1,357,208
Government Agency Mortgage-Backed Securities††ø 44.7%
Fannie Mae:
4%, 12/25/2017	1,755,672		1,762,306
5.5%, 11/1/2020	426,386		436,515
4.5%, 12/1/2020	555,512		554,742
5.45%, 8/25/2035	337,951		346,079
5.353%, 4/1/2036#	220,114		222,079
6.05%, 4/1/2036#	769,480		780,977
5.985%, 8/1/2036#	326,718		333,683
6.112%, 8/1/2036#	358,776		366,639
5.858%, 6/1/2037#	1,098,248	øø	1,118,923
6.5%, 6/1/2037	2,057,764		2,133,285
See footnotes on page 12.

Portfolio of Investments  (unaudited)
March 31, 2008

	Principal Amount	Value
Government Agency Mortgage-Backed Securities††ø (continued)
Fannie Mae:
6.5%, 9/1/2037	$381,382	$391,895
5%, TBA 4/2008	500,000	504,766
5.5%, TBA 4/2008	250,000	255,195
Freddie Mac Gold:
5%, 5/1/2018	1,251,820	1,270,544
6.161%, 8/1/2036#	390,609	403,000
6.115%, 12/1/2036#	381,805	388,297
5.964%, 4/1/2037#	1,273,373	1,291,160
4.5%, TBA 4/2008	500,000	497,031
Ginnie Mae 5.5%, TBA 5/2008	700,000	711,703
		13,768,819
Total US Government and Government Agency Securities (Cost $18,583,499)		19,079,454
Corporate Bonds 30.0%
Aerospace and Defense 1.1%
Hawker Beechcraft:
8.5%, 4/1/2015	50,000	51,625
8.875%, 4/1/2015	50,000	51,375
9.75%, 4/1/2017	25,000	25,000
Honeywell International 5.3%, 3/1/2018	100,000	102,671
L3 Communications 5.875%, 1/15/2015	100,000	98,250
		328,921
Airlines 1.0%
Continental Airlines:
8.75%, 12/1/2011	100,000	78,250
(Series A) 5.983%, 4/19/2022	245,000	218,273
		296,523
Auto Components 0.1%
Lear 8.75%, 12/1/2016	25,000	21,469
Automobiles 0.7%
Daimler Finance North America 4.875%, 6/15/2010	165,000	166,083
General Motors 8.375%, 7/15/2033	50,000	35,500
		201,583
Beverages 0.3%
Coca-Cola 5.35%, 11/15/2017	95,000	99,316
See footnotes on page 12.

Portfolio of Investments  (unaudited)
March 31, 2008

	Principal Amount	Value
Capital Markets 1.1%
Bank of New York Mellon 4.95%, 11/1/2012	$95,000	$97,434
Goldman Sachs Group 6.15%, 4/1/2018	95,000	95,034
Merrill Lynch 6.05%, 5/15/2012	155,000	157,574
		350,042
Chemicals 0.3%
E.I. duPont de Nemours 5%, 1/15/2013	90,000	93,812
Commercial Banks 0.5%
ICICI Bank 6.625%, 10/3/2012†	150,000	149,896
Commercial Services and Supplies 0.6%
Allied Waste North America 6.125%, 2/15/2014	125,000	121,250
Cintas No. 2 6.15%, 8/15/2036	55,000	51,805
		173,055
Computers and Peripherals 0.8%
Hewlett-Packard 5.5%, 3/1/2018	95,000	97,514
IBM International Group Capital 5.05%, 10/22/2012	100,000	104,562
Seagate Technology 6.375%, 10/1/2011	50,000	49,625
		251,701
Consumer Finance 2.2%
American Express 6.15%, 8/28/2017	75,000	74,786
American General Finance 5.375%, 10/1/2012	180,000	176,876
National Rural Utilities Cooperative Finance 5.45%, 2/1/2018	80,000	80,084
Nissan Motor Acceptance 5.625%, 3/14/2011†	315,000	335,954
Rental Service 9.5%, 12/1/2014	25,000	21,000
		688,700
Diversified Financial Services 0.6%
CIT Group 5.4%, 1/30/2016	40,000	31,700
JPMorgan Chase 5.375%, 10/1/2012	150,000	155,905
		187,605
Diversified Telecommunication Services 0.7%
AT&T 5.5%, 2/1/2018	90,000	88,287
Citizens Communications 6.625%, 3/15/2015	100,000	90,500
Embarq 7.082%, 6/1/2016	45,000	42,668
		221,455
See footnotes on page 12.

Portfolio of Investments  (unaudited)
March 31, 2008

	Principal Amount	Value
Electric Utilities 1.9%
Edison Mission Energy 7%, 5/15/2017	$50,000	$50,000
Exelon Generation 6.2%, 10/1/2017	120,000	119,109
Indiana Michigan Power 6.05%, 3/15/2037	205,000	181,932
Midwest Generation 8.3%, 7/2/2009	26,304	26,830
Pacific Gas and Electric 5.625%, 11/30/2017	150,000	154,379
PacifiCorp 6.25%, 10/15/2037	55,000	55,758
		588,008
Energy Equipment and Services 0.3%
Complete Production Services 8%, 12/15/2016	25,000	24,125
Weatherford International 7%, 3/15/2038	80,000	81,468
		105,593
Food and Staples Retailing 0.5%
Duane Reade 9.75%, 8/1/2011	100,000	84,000
Kroger 6.90%, 4/15/2038	80,000	81,477
		165,477
Food Products 1.8%
Archer Daniels Midland 5.45%, 3/15/2018	95,000	95,682
Corn Products 6%, 4/15/2017	215,000	231,198
Del Monte 8.625%, 12/15/2012	50,000	51,125
General Mills 5.20%, 3/17/2015	80,000	80,344
Pilgrims Pride 8.375%, 5/1/2017	100,000	88,500
		546,849
Gas Utilities 0.3%
TransCanada Pipelines 6.2%, 10/15/2037	80,000	77,393
Health Care Equipment and Supplies 0.3%
Cardinal Health 409 9.5%, 4/15/2015†	100,000	81,500
Health Care Providers and Services 1.2%
HCA 9.25%, 11/15/2016	125,000	130,000
HealthSouth 10.829%, 6/15/2014#	100,000	97,000
UnitedHealth Group 6.625%, 11/15/2037	160,000	148,504
		375,504
Hotels, Restaurants and Leisure 0.5%
Yum! Brands 6.25%, 3/15/2018	150,000	151,042
Household Durables 0.8%
Jarden 7.5%, 5/1/2017	100,000	88,000
Kimberly-Clark 6.125%, 8/1/2017	150,000	162,387
		250,387
See footnotes on page 12.

Portfolio of Investments  (unaudited)
March 31, 2008

	Principal Amount	Value
Industrial Conglomerates 0.9%
General Electric Capital 5.875%, 1/14/2038	$115,000	$111,225
Koninklijke (Royal) Philips Electronics 5.75%, 3/11/2018	155,000	158,228
		269,453
Insurance 0.7%
Genworth Global Funding Trust 5.2%, 10/8/2010	95,000	97,752
Prudential Financial 6.625%, 12/1/2037	125,000	123,864
		221,616
Machinery 0.5%
American Railcar Industries 7.5%, 3/1/2014	100,000	88,500
Caterpillar Financial Services 4.25%, 2/8/2013	50,000	49,990
		138,490
Media 0.9%
Charter Communications Holding I:
13.5%, 1/15/2014	40,000	25,400
11%, 10/1/2015	25,000	17,500
Time Warner Cable 5.4%, 7/2/2012	150,000	147,518
Viacom 6.125%, 10/5/2017	75,000	73,261
		263,679
Multi-Utilities 0.7%
Dominion Resources 5.6%, 11/15/2016	205,000	206,308
Multiline Retail 0.6%
J.C. Penney 6.375%, 10/15/2036	220,000	187,519
Office Electronics 1.1%
Xerox:
5.5%, 5/15/2012	220,000	222,056
7.625%, 6/15/2013	110,000	113,732
		335,788
Oil, Gas and Consumable Fuels 3.3%
Amerada Hess 7.125%, 3/15/2033	90,000	100,682
Chesapeake Energy 7.625%, 7/15/2013	150,000	145,500
Encana 5.9%, 12/1/2017	145,000	148,907
OPTI Canada 7.875%, 12/15/2014	50,000	49,125
Pemex Project Funding Master Trust 5.75%, 3/1/2018†	170,000	174,315
Petrobras International Finance 5.875%, 3/1/2018	75,000	72,566
Plains Exploration Production 7.75%, 6/15/2015	50,000	50,125
Ras Laffan Liquefied Natural Gas 5.298%, 9/30/2020†	250,000	245,019
W & T Offshore 8.25%, 6/15/2014†	25,000	23,312
		1,009,551
See footnotes on page 12.

Portfolio of Investments  (unaudited)
March 31, 2008

	Principal Amount		Value
Paper and Forest Products 0.4%
Georgia-Pacific 8.875%, 5/15/2031	$125,000		$111,875
Real Estate Investment Trusts 1.4%
Health Care Properties 6%, 1/30/2017	190,000		155,375
Hospitality Property Trust 6.7%, 1/15/2018	120,000		102,966
Prologis Trust 5.625%, 11/15/2016	205,000		186,722
			445,063
Road and Rail 0.2%
Union Pacific 5.7%, 8/15/2018	75,000		74,710
Semiconductors and Semiconductor Equipment 0.3%
Freescale Semiconductor 10.125%, 12/15/2016	150,000		102,000
Specialty Retail 0.2%
Asbury Automotive Group 7.625%, 3/15/2017	25,000		19,875
Michaels Stores 11.375%, 11/1/2016	25,000		19,750
Yankee Acquisition 9.75%, 2/15/2017	25,000		20,000
			59,625
Thrifts and Mortgage Finance 0.3%
MGIC Investment 5.625%, 9/15/2011	120,000		100,499
Tobacco 0.4%
Reynolds American 7.625%, 6/1/2016	125,000		132,145
Water Utilities 0.5%
American Water Capital 6.085%, 10/15/2017†	150,000		156,383
Total Corporate Bonds (Cost $9,479,657)			9,220,535
Collateralized Mortgage Obligations†† 5.0%
Bank of America Mortgage Securities 5.642%, 7/25/2034#	98,094		95,347
Bear Stearns Alternate Trust 6.904%, 4/25/2035#	99,696		64,803
GSR Mortgage Loan Trust 5.316%, 7/25/2035#	343,090		322,017
Harborview Mortgage Loan Trust 2.799%, 1/19/2036#	271,994		211,311
Homestar Mortgage Acceptance 2.919%, 3/25/2034#	144,027	øø	105,016
Indymac Index Mortgage Loan Trust 6.168%, 3/25/2036#	525,053		390,710
Wells Fargo Mortgage Backed Securities Trust 4.733%, 7/25/2034#	373,425		344,556
Total Collateralized Mortgage Obligations (Cost $1,797,712)			1,533,760
See footnotes on page 12.

Portfolio of Investments  (unaudited)
March 31, 2008

	Principal Amount		Value
Asset-Backed Securities†† 3.5%
Centex Home Equity 4.649%, 12/25/2032#	$340,962		$153,131
Citicorp Residential Mortgage Securities 5.872%, 9/25/2036	186,795		185,450
Equifirst Mortgage Loan Trust 3.51%, 12/25/2032#	145,956		136,990
GSAA Home Equity Trust 5.344%, 9/25/2035	100,000		87,516
Irwin Home Equity 2.979%, 2/25/2034#	85,192		77,792
Structured Asset Securities 4.04%,** 6/25/2033	437,053		436,918
Total Asset-Backed Securities (Cost $1,229,579)			1,077,797
Foreign Government Agency Securities 1.9%
Corporacion Andina de Fomento 5.75%, 1/12/2017	190,000		186,080
Emirate of Abu Dhabi 5.5%, 8/2/2012†	200,000		215,992
Export-Import Bank of Korea 5.5%, 10/17/2012	165,000		169,366
Total Foreign Government Agency Securities (Cost $553,910)			571,438
Short-Term Holdings 3.5%
Repurchase Agreement 1.9%
Fixed Income Clearing Corporation 1.80%, dated 3/31/2008, maturing 4/1/2008, in the amount of $595,030, collateralized by: $605,000 Federal Home Loan Bank 5.25%, 6/25/2008, with a fair market value of $617,100	595,000		595,000
Government Agency Securities 1.6%
Federal Home Loan Bank, 4/23/2008ø	500,000	øø	499,368
Total Short-Term Holdings (Cost $1,094,368)			1,094,368
Total Investments (Cost $32,738,725) 105.9%			32,577,352
Other Assets Less Liabilities (5.9)%			(1,803,803)
Net Assets 100.0%			$30,773,549

TBA	— To-be-announced.
*	STRIPS (Separate Trading of Registered Interest and Principal of Securities) Principal is purchased at a discount, receives no interest and receives a single payment at maturity.
**	Current rate of step bond.
†	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
††
Investments in mortgage-backed securities, collateralized mortgage obligations and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This, in turn, may impact the ultimate yield realized from these instruments.

ø	Securities issued by these agencies are neither guaranteed nor issued by the United States Government.
øø	At March 31, 2008, these securities, with a total value of $1,990,150, were held as collateral for the TBA securities.
#	Floating rate security, the interest rate is reset periodically. The interest rate disclosed reflects the rate in effect at March 31, 2008.
See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
March 31, 2008

Assets:
Investments, at value:
US Government and government agency securities (Cost $18,583,499)	$19,079,454
Corporate bonds (Cost $9,479,657)	9,220,535
Collateralized mortgage obligations (Cost $1,797,712)	1,533,760
Asset-backed securities (Cost $1,229,579)	1,077,797
Foreign government agency securities (Cost $553,910)	571,438
Short-term holdings (Cost $1,094,368)	1,094,368
Total investments (Cost $32,738,725)	32,577,352
Cash	878
Receivable for securities sold	514,833
Interest receivable	295,506
Receivable for Capital Stock sold	54,345
Paydown receivable	18,189
Receivable from the Manager (Note 3)	10,678
Expenses prepaid to shareholder service agent	1,458
Other	27,213
Total Assets	33,500,452

Liabilities:
Payable for securities purchased	2,576,970
Payable for Capital Stock repurchased	50,636
Dividends payable	49,615
Management fee payable	13,081
Distribution and service (12b-1) fees payable	6,446
Accrued expenses and other	30,155
Total Liabilities	2,726,903
Net Assets	$30,773,549

Composition of Net Assets:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized; 4,388,346 shares outstanding):
Class A	$2,150
Class B	193
Class C	218
Class D	214
Class I	1,600
Class R	13
Additional paid-in capital	31,836,796
Dividends in excess of net investment income	(17,257)
Accumulated net realized loss	(889,005)
Net unrealized depreciation of investments	(161,373)
Net Assets	$30,773,549

Net Asset Value Per Share:
Class A ($15,080,664 ÷ 2,150,570 shares)	$7.01
Class B ($1,352,734 ÷ 192,886 shares)	$7.01
Class C ($1,529,067 ÷ 218,028 shares)	$7.01
Class D ($1,500,544 ÷ 214,050 shares)	$7.01
Class I ($11,222,026 ÷ 1,600,194 shares)	$7.01
Class R ($88,514 ÷ 12,618 shares)	$7.01

See Notes to Financial Statements.

Statement of Operations (unaudited)
For the Six Months Ended March 31, 2008

Investment Income:
Interest	$867,642
Expenses:
Management fee	76,618
Registration	46,793
Distribution and service (12b-1) fees	38,259
Shareholder account services	37,574
Auditing and legal fees	25,200
Custody and related services	16,280
Shareholder reports and communications	10,471
Directors’ fees and expenses	2,987
Miscellaneous	3,723
Total Expenses Before Reimbursement	257,905
Reimbursement of expenses (Note 3)	(67,599)
Total Expenses After Reimbursement	190,306
Net Investment Income	677,336
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	168,070
Net change in unrealized depreciation of investments	(146,710)
Net Gain on Investments	21,360
Increase in Net Assets from Operations	$698,696

See Notes to Financial Statements.

Statements of Changes in Net Assets (unaudited)

	Six Months Ended March 31, 2008	Year Ended September 30, 2007
Operations:
Net investment income	$677,336	$1,282,613
Net realized gain on investments	168,070	312,294
Net change in unrealized appreciation/depreciation of investments	(146,710)	(409,890)
Increase in Net Assets from Operations	698,696	1,185,017
Distributions to Shareholders:
Dividends from net investment income:
Class A	(328,092)	(644,990)
Class B	(25,254)	(62,926)
Class C	(23,402)	(45,565)
Class D	(24,477)	(47,260)
Class I	(274,414)	(474,861)
Class R	(1,068)	(1,129)
Total	(676,707)	(1,276,731)
Capital Share Transactions:
Net proceeds from sales of shares	1,634,802	4,372,295
Investment of dividends	610,952	1,121,538
Exchanged from associated funds	2,946,364	2,765,380
Total	5,192,118	8,259,213
Cost of shares repurchased	(3,537,684)	(3,906,657)
Exchanged into associated funds	(923,615)	(4,011,797)
Total	(4,461,299)	(7,918,454)
Increase in Net Assets from Capital Share Transactions	730,819	340,759
Increase in Net Assets	752,808	249,045
Net Assets:
Beginning of period	30,020,741	29,771,696
End of Period (net of dividends in excess of net investment income of $17,257 and $10,286, respectively)	$30,773,549	$30,020,741

See Notes to Financial Statements.

Notes to Financial Statements  (unaudited)

1.	Organization and Multiple Classes of Shares — Seligman Core Fixed Income Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. Through May 16, 2008, the Fund offered the following six classes of shares:

Class A shares are subject to a continuing service fee of up to 0.25% on an annual basis and, through January 6, 2008, were sold with an initial sales charge of up to 4.75% (4.5% effective January 7, 2008). Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans that have at least $2,000,000 in plan assets may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on redemption of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares and Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The Board of Directors of the Fund approved the automatic conversion of all of the Fund’s outstanding Class D shares to Class C shares at their respective net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 19, 2008, the Fund no longer offers Class D shares. The conversion did not affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

Notes to Financial Statements  (unaudited)

a.	Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market are valued by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less.

US Government and fixed income securities are subject to interest rate risk, credit risk, prepayment risk and market risk. Securities that are not guaranteed by the US Government may have increased credit risk, including, but not limited to, the risk of non-payment of principal or interest. The Fund may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market prices and periods of illiquidity that can negatively impact the valuation of certain issues held by the Fund. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. High-yield securities are subject to a greater risk of loss of principal and interest than higher-rated, investment-grade fixed income securities.

b.	Securities Purchased and Sold on a TBA Basis — The Fund may purchase or sell securities (typically mortgage-backed securities) on to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Unsettled TBA commitments are valued at fair value in accordance with the procedures for security valuation described above. The Fund segregates securities as collateral for its obligations to purchase TBA mortgage securities.

c.	Mortgage Dollar Rolls — The Fund may enter into mortgage dollar roll transactions using TBAs in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a sale and purchase transaction, with any gain or loss recognized at the time of each sale. The Fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value

Notes to Financial Statements  (unaudited)

of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2008, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on bonds and other debt securities for financial reporting purposes. Dividends receivable are recorded on ex-dividend dates.

g.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date.

h.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

On October 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to recognize in its financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. Based upon its review of tax positions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the six months ended March 31, 2008.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund’s average daily net assets. Through at least January 31, 2009, the Manager has contractually undertaken to waive its fees and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.50% per annum of the Fund’s average daily net assets. For the six months ended March 31, 2008, the amount of expenses reimbursed by the Manager to the Fund was $67,599. At March 31, 2008, the Manager owed the Fund $10,678 relating to the reimbursement.

For the six months ended March 31, 2008, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $210 from sales of Class A shares. Commissions of $1,116 were paid to dealers for sales of Class A shares.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The

Notes to Financial Statements  (unaudited)

Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended March 31, 2008, fees incurred under the Plan aggregated $18,451 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the six months ended March 31, 2008, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B shares, 0.96% per annum of the average daily net assets of Class C shares, 1% per annum of the average daily net assets of Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $6,892, $6,113, $6,674 and $129, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the six months ended March 31, 2008, the Distributor and Seligman Services, Inc. received distribution and service fees of $525.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the six months ended March 31, 2008, such charges amounted to $410. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the six months ended March 31, 2008, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $37,574 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. At March 31, 2008, the Fund’s potential obligation under the Guaranties is $47,800. As of March 31, 2008, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Notes to Financial Statements  (unaudited)

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at March 31, 2008, of $727 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.	Committed Line of Credit — The Fund is a participant in a joint $375 million committed line of credit that is shared by substantially all open-end funds in the Seligman Funds. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2008, but is renewable annually with the consent of participating banks. For the six months ended March 31, 2008, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of securities, excluding US Government and Government agency securities and short-term holdings, for the six months ended March 31, 2008, amounted to $11,276,792 and $9,828,488, respectively; purchases and sales of US Government and Government agency securities were $15,589,437 and $14,089,233, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended March 31, 2008, and will vary from the final tax information as of the Fund’s year end.

At March 31, 2008, the cost of investments for federal income tax purposes was $32,747,299. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $2,992 and the amortization of premiums of $5,582 for financial reporting purposes.

Notes to Financial Statements  (unaudited)

The tax basis components of accumulated losses at March 31, 2008 are as follows:

Gross unrealized appreciation of portfolio securities	$683,492
Gross unrealized depreciation of portfolio securities	(853,439)
Net unrealized depreciation of portfolio securities	(169,947)
Undistributed ordinary income	1,938
Capital loss carryforwards	(1,044,905)
Current period net realized gain*	146,006
Total accumulated losses	$(1,066,908)

*	Net of post-October losses of $12,395 from prior year.

The tax characterization of distributions paid is as follows:

	Six Months Ended March 31, 2008	Year Ended September 30, 2007
Ordinary income	$676,707	$1,276,731

At September 30, 2007, the Fund had net capital loss carryforwards for federal income tax purposes of $1,044,905, which are available for offset against future taxable net capital gains, with $33,578 expiring in 2012, $104,220 expiring in 2013, $390,498 expiring in 2014, and $516,609 expiring in 2015. Accordingly, no capital gain distribution is expected to be paid to shareholders of the Fund until future net capital gains have been realized in excess of the available capital loss carryforwards.

7.	Transactions in Capital Stock — At March 31, 2008, the Fund had authorized one billion shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended March 31, 2008		Year Ended September 30, 2007
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	117,071	$826,878	143,798	$1,011,952
Investment of dividends	38,849	273,122	76,800	539,233
Exchanged from associated funds	267,844	1,895,199	235,996	1,664,461
Converted from Class B*	13,311	93,672	47,696	335,139
Total	437,075	3,088,871	504,290	3,550,785
Cost of shares repurchased	(249,066)	(1,761,561)	(180,449)	(1,266,130)
Exchanged into associated funds	(88,599)	(626,067)	(500,449)	(3,537,578)
Total	(337,665)	(2,387,628)	(680,898)	(4,803,708)
Increase (decrease)	99,410	$701,243	(176,608)	$(1,252,923)

*	Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the converted from Class B amount.

Notes to Financial Statements  (unaudited)

	Six Months Ended March 31, 2008		Year Ended September 30, 2007
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,602	$11,329	14,625	$102,426
Investment of dividends	2,626	18,530	6,098	42,809
Exchanged from associated funds	36,489	257,120	117,975	834,385
Total	40,717	286,979	138,698	979,620
Cost of shares repurchased	(23,411)	(165,484)	(100,689)	(706,084)
Exchanged into associated funds	(39,715)	(280,472)	(29,819)	(209,081)
Converted to Class A*	(13,304)	(93,618)	(47,675)	(334,988)
Total	(76,430)	(539,574)	(178,183)	(1,250,153)
Decrease	(35,713)	$(252,595)	(39,485)	$(270,533)

Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	2,712	$19,025	3,515	$24,780
Investment of dividends	2,946	20,791	5,933	41,673
Exchanged from associated funds	61,653	439,682	8,764	61,502
Total	67,311	479,498	18,212	127,955
Cost of shares repurchased	(11,335)	(79,929)	(46,364)	(327,530)
Exchanged into associated funds	(96)	(676)	(12,963)	(90,632)
Total	(11,431)	(80,605)	(59,327)	(418,162)
Increase (decrease)	55,880	$398,893	(41,115)	$(290,207)

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	43,055	$304,968	57,704	$406,240
Investment of dividends	3,217	22,697	5,678	39,852
Exchanged from associated funds	49,905	354,363	29,113	205,032
Total	96,177	682,028	92,495	651,124
Cost of shares repurchased	(41,003)	(288,504)	(119,723)	(842,155)
Exchanged into associated funds	(2,333)	(16,400)	(24,884)	(174,506)
Total	(43,336)	(304,904)	(144,607)	(1,016,661)
Increase (decrease)	52,841	$377,124	(52,112)	$(365,537)

*	Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the converted from Class B amount.

Notes to Financial Statements  (unaudited)

	Six Months Ended March 31, 2008		Year Ended September 30, 2007
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	58,720	$412,617	403,017	$2,825,090
Investment of dividends	38,931	274,805	65,112	456,859
Total	97,651	687,422	468,129	3,281,949
Cost of shares repurchased	(175,527)	(1,242,206)	(108,640)	(764,496)
Increase (decrease)	(77,876)	$(554,784)	359,489	$2,517,453

Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	8,525	$59,931	235	$1,656
Investment of dividends	142	1,007	158	1,112
Total	8,667	60,938	393	2,768
Cost of shares repurchased	—	—	(37)	(262)
Increase	8,667	$60,938	356	$2,506

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001–2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Notes to Financial Statements  (unaudited)

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

9.	Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights  (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your distributions. Total returns do not reflect any transaction cost on your investment or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

CLASS A
	Six Months Ended 3/31/08		Year Ended September 30,
			2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Period	$7.01		$7.03	$7.15	$7.29	$7.48	$7.41
Income (Loss) from Investment Operations:
Net investment income	0.16		0.32	0.27	0.20	0.17	0.18
Net realized and unrealized gain (loss) on investments	—		(0.02)	(0.11)	(0.12)	(0.06)	0.17
Total from Investment Operations	0.16		0.30	0.16	0.08	0.11	0.35
Less Distributions:
Dividends from net investment income	(0.16)		(0.32)	(0.27)	(0.20)	(0.17)	(0.18)
Dividends in excess of net investment income	—		—	(0.01)	(0.02)	(0.04)	(0.04)
Distributions from net realized capital gain	—		—	—	—	(0.09)	(0.06)
Total Distributions	(0.16)		(0.32)	(0.28)	(0.22)	(0.30)	(0.28)
Net Asset Value, End of Period	$7.01		$7.01	$7.03	$7.15	$7.29	$7.48

Total Return	2.23%		4.21%	2.31%	1.06%	1.52%	4.94%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$15,081		$14,372	$15,663	$14,288	$17,008	$15,055
Ratio of expenses to average net assets	1.25	%*	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	4.41	%*	4.49%	3.90%	2.76%	2.29%	2.46%
Portfolio turnover rate	82.09%		462.47%	795.65%	444.20%	249.13%	508.53%
Without expense reimbursement:†
Ratio of expenses to average net assets	1.97	%*	2.00%	2.03%	2.20%	2.27%	2.50%
Ratio of net investment income to average net assets	3.69	%*	3.74%	3.12%	1.81%	1.27%	1.21%

See footnotes on page 30.

Financial Highlights  (unaudited)

CLASS B
	Six Months Ended 3/31/08		Year Ended September 30,
			2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Period	$7.01		$7.03	$7.15	$7.29	$7.48	$7.41
Income (Loss) from Investment Operations:
Net investment income	0.13		0.26	0.22	0.15	0.11	0.13
Net realized and unrealized gain (loss) on investments	—		(0.02)	(0.11)	(0.13)	(0.06)	0.17
Total from Investment Operations	0.13		0.24	0.11	0.02	0.05	0.30
Less Distributions:
Dividends from net investment income	(0.13)		(0.26)	(0.22)	(0.14)	(0.11)	(0.13)
Dividends in excess of net investment income	—		—	(0.01)	(0.02)	(0.04)	(0.04)
Distributions from net realized capital gain	—		—	—	—	(0.09)	(0.06)
Total Distributions	(0.13)		(0.26)	(0.23)	(0.16)	(0.24)	(0.23)
Net Asset Value, End of Period	$7.01		$7.01	$7.03	$7.15	$7.29	$7.48

Total Return	1.85%		3.51%	1.57%	0.31%	0.77%	4.17%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,353		$1,602	$1,885	$3,110	$4,223	$4,441
Ratio of expenses to average net assets	2.00	%*	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	3.66	%*	3.74%	3.15%	2.01%	1.54%	1.71%
Portfolio turnover rate	82.09%		462.47%	795.65%	444.20%	249.13%	508.53%
Without expense reimbursement:†
Ratio of expenses to average net assets	2.72	%*	2.75%	2.78%	2.95%	3.02%	3.25%
Ratio of net investment income to average net assets	2.94	%*	2.99%	2.37%	1.06%	0.52%	0.46%

See footnotes on page 30.

Financial Highlights  (unaudited)

CLASS C
	Six Months Ended 3/31/08		Year Ended September 30,
			2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Period	$7.01		$7.03	$7.15	$7.29	$7.48	$7.41
Income (Loss) from Investment Operations:
Net investment income	0.13		0.26	0.22	0.15	0.11	0.13
Net realized and unrealized gain (loss) on investments	—		(0.02)	(0.11)	(0.13)	(0.06)	0.17
Total from Investment Operations	0.13		0.24	0.11	0.02	0.05	0.30
Less Distributions:
Dividends from net investment income	(0.13)		(0.26)	(0.22)	(0.14)	(0.11)	(0.13)
Dividends in excess of net investment income	—		—	(0.01)	(0.02)	(0.04)	(0.04)
Distributions from net realized capital gain	—		—	—	—	(0.09)	(0.06)
Total Distributions	(0.13)		(0.26)	(0.23)	(0.16)	(0.24)	(0.23)
Net Asset Value, End of Period	$7.01		$7.01	$7.03	$7.15	$7.29	$7.48

Total Return	1.86%		3.53%	1.55%	0.31%	0.77%	4.17%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,529		$1,136	$1,429	$1,509	$1,665	$1,862
Ratio of expenses to average net assets	1.96	%*	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	3.70	%*	3.74%	3.15%	2.01%	1.54%	1.71%
Portfolio turnover rate	82.09%		462.47%	795.65%	444.20%	249.13%	508.53%
Without expense reimbursement:†
Ratio of expenses to average net assets	2.68	%*	2.75%	2.78%	2.95%	3.02%	3.25%
Ratio of net investment income to average net assets	2.98	%*	2.99%	2.37%	1.06%	0.52%	0.46%

See footnotes on page 30.

Financial Highlights  (unaudited)

CLASS D
	Six Months Ended 3/31/08		Year Ended September 30,
			2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Period	$7.00		$7.03	$7.15	$7.29	$7.48	$7.41
Income (Loss) from Investment Operations:
Net investment income	0.13		0.26	0.22	0.15	0.11	0.13
Net realized and unrealized gain (loss) on investments	0.01		(0.03)	(0.11)	(0.13)	(0.06)	0.17
Total from Investment Operations	0.14		0.23	0.11	0.02	0.05	0.30
Less Distributions:
Dividends from net investment income	(0.13)		(0.26)	(0.22)	(0.14)	(0.11)	(0.13)
Dividends in excess of net investment income	—		—	(0.01)	(0.02)	(0.04)	(0.04)
Distributions from net realized capital gain	—		—	—	—	(0.09)	(0.06)
Total Distributions	(0.13)		(0.26)	(0.23)	(0.16)	(0.24)	(0.23)
Net Asset Value, End of Period	$7.01		$7.00	$7.03	$7.15	$7.29	$7.48

Total Return	1.99%		3.37%	1.57%	0.31%	0.77%	4.17%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,501		$1,129	$1,499	$1,145	$2,221	$2,149
Ratio of expenses to average net assets	2.00	%*	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	3.66	%*	3.74%	3.15%	2.01%	1.54%	1.71%
Portfolio turnover rate	82.09%		462.47%	795.65%	444.20%	249.13%	508.53%
Without expense reimbursement:†
Ratio of expenses to average net assets	2.72	%*	2.75%	2.78%	2.95%	3.02%	3.25%
Ratio of net investment income to average net assets	2.94	%*	2.99%	2.37%	1.06%	0.52%	0.46%

See footnotes on page 30.

Financial Highlights  (unaudited)

CLASS I
	Six Months Ended 3/31/08	Year Ended September 30,
		2007	2006	2005	2004	2003

Per Share Data:
Net Asset Value, Beginning of Period	$7.00	$7.03	$7.15	$7.29	$7.48	$7.41
Income (Loss) from Investment Operations:
Net investment income	0.17	0.33	0.29	0.21	0.18	0.20
Net realized and unrealized gain (loss) on investments	0.01	(0.03)	(0.11)	(0.12)	(0.06)	0.17
Total from Investment Operations	0.18	0.30	0.18	0.09	0.12	0.37
Less Distributions:
Dividends from net investment income	(0.17)	(0.33)	(0.29)	(0.21)	(0.18)	(0.20)
Dividends in excess of net investment income	—	—	(0.01)	(0.02)	(0.04)	(0.04)
Distributions from net realized capital gain	—	—	—	—	(0.09)	(0.06)
Total Distributions	(0.17)	(0.33)	(0.30)	(0.23)	(0.31)	(0.30)
Net Asset Value, End of Period	$7.01	$7.00	$7.03	$7.15	$7.29	$7.48

Total Return	2.50%	4.38%	2.56%	1.30%	1.76%	5.26%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$11,222	$11,754	$9,270	$7,586	$5,740	$3,715
Ratio of expenses to average net assets	0.98%*	1.00%	1.00%	1.00%	0.98%	1.00%
Ratio of net investment income to average net assets	4.68%*	4.74%	4.15%	3.01%	2.56%	2.71%
Portfolio turnover rate	82.09%	462.47%	795.65%	444.20%	249.13%	508.53%
Without expense reimbursement:†
Ratio of expenses to average net assets		1.03%	1.09%	1.12%		1.08%
Ratio of net investment income to average net assets		4.71%	4.06%	2.89%		2.63%

See footnotes on page 30.

Financial Highlights  (unaudited)

CLASS R
	Six Months Ended 3/31/08		Year Ended September 30,					4/30/03** to 9/30/03
			2007	2006		2005	2004

Per Share Data:
Net Asset Value, Beginning of Period	$7.01		$7.04	$7.15		$7.29	$7.48	$7.42
Income (Loss) from Investment Operations:
Net investment income	0.15		0.30	0.26		0.18	0.15	0.06
Net realized and unrealized gain (loss) on investments	—		(0.03)	(0.11)		(0.12)	(0.06)	0.09
Total from Investment Operations	0.15		0.27	0.15		0.06	0.09	0.15
Less Distributions:
Dividends from net investment income	(0.15)		(0.30)	(0.26)		(0.18)	(0.15)	(0.06)
Dividends in excess of net investment income	—		—	—	ø	(0.02)	(0.04)	(0.03)
Distributions from net realized capital gain	—		—	—		—	(0.09)	—
Total Distributions	(0.15)		(0.30)	(0.26)		(0.20)	(0.28)	(0.09)
Net Asset Value, End of Period	$7.01		$7.01	$7.04		$7.15	$7.29	$7.48

Total Return	2.10%		3.90%	2.20%		0.88%	1.31%	1.98%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$89		$28	$25		$2	$2	$2
Ratio of expenses to average net assets	1.50	%*	1.46%	1.50%		1.50%	1.50%	1.50	%*
Ratio of net investment income to average net assets	4.16	%*	4.28%	3.65%		2.51%	2.04%	1.94	%*
Portfolio turnover rate	82.09%		462.47%	795.65%		444.20%	249.13%	508.53	%††
Without expense reimbursement:†
Ratio of expenses to average net assets	2.22	%*	2.21%	2.28%		2.45%	2.52%	1.69	%*
Ratio of net investment income to average net assets	3.44	%*	3.53%	2.87%		1.56%	1.02%	1.75	%*

*	Annualized.
**	Commencement of offering of shares.
†	Since the Fund’s inception, the Manager has contractually undertaken to waive its management fee and/or to reimburse the Fund’s expenses to the extent the Fund’s “other expenses” (i.e., those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.50% per annum of the Fund’s average daily net assets. This undertaking will remain in effect until at least January 31, 2009.
††	For the year ended September 30, 2003.
ø	Less than + or – $0.005.

See Notes to Financial Statements.

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

The directors of Seligman Core Fixed Income Fund, Inc. unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2007.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager gained from their experience as directors or trustees of each fund in the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. The directors also considered the Manager’s selection of broker-dealers for portfolio transactions and noted that they receive regular reports from the Manager concerning such selection. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Management Agreement.

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

On an ongoing basis, the Manager reports to the directors on the status of various matters described in the Fund’s prospectuses relating to market timing activity, allegations of excessive fees and related matters for certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager provided an update on those matters. After discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability

The directors reviewed information on profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Fund. The directors reviewed with the Manager’s Chief Financial Officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from the relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The directors further recognized that the Manager’s profitability would be somewhat lower without that benefit. The directors noted that the Manager may derive reputational and other benefits from its association with the Fund.

Investment Results

The directors receive and review detailed performance information on the Fund at each regular Board meeting during the year in addition to the information received for the meeting regarding the continuance of the Management Agreement. The directors reviewed performance information covering the first nine months of 2007, the preceding five calendar years and annualized one-, three- and five-year rolling periods ending September 30, 2007. The directors also reviewed information about the portfolio turnover rate of the Fund compared to other investment companies with similar investment objectives.

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

The directors reviewed information showing performance of the Fund compared to the Lipper Intermediate Investment-Grade Debt Funds Average and the Lehman Brothers U.S. Universal Index, as well as performance relative to the other funds in the Lipper Intermediate Investment-Grade Debt Funds Average and to a group of competitor funds selected by the Manager. The directors noted that the Fund’s results were generally below its benchmarks for the periods shown, although showing improvement in the first nine months of 2007. The Manager noted that the leadership of the team managing the Fund had changed in 2006 and that the Fund’s relative performance was affected by the Fund’s relatively high expenses. Taking into account these comparisons, the improvement in the Fund’s relative performance and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory.

Management Fee and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The directors also compared the Fund’s management fee rate to the rate paid by other funds in its Lipper Intermediate Investment-Grade Debt Funds Average category (the “peer group”). The information showed that the Fund’s current effective management fee rate was lower than the average and median, management fee for the peer group.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of the Fund, the directors noted that it has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors noted that the Fund’s expense ratio was among the highest for the funds in the peer group and considerably higher than the peer group median and average. The Manager noted that the Fund’s expense ratio was largely attributable to the Fund’s small size relative to the funds in its peer group and costs resulting from a large number of small accounts and high volume of shareholder purchases and redemptions, due in part to the fact that the Fund is a core fund for many retirement plans. The directors noted that the Manager was waiving its fees or reimbursing certain of the Fund’s expenses to the extent they exceed a specified level of average daily net assets, and that the effect of this undertaking was reflected in the expense ratio information they reviewed. The directors were satisfied that the Fund’s expense ratio was acceptable in the Fund’s particular circumstances.

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

Economies of Scale

The directors noted that the Fund’s management fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. The directors considered the Fund’s current asset levels, and the Manager’s expectations for growth in assets levels during the next year. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the absence of breakpoints in the Fund’s fee rate schedule was acceptable under the Fund’s circumstances.

Board of Directors

Maureen Fonseca 2, 3

- Head of School, The Masters School
- Trustee, New York State Association of Independent Schools and Greens Farms Academy
- Commissioner, Middle States Association

John R. Galvin 1, 3

- Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University
- Chairman Emeritus, American Council on Germany

John F. Maher 1, 3

- Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation and its principal subsidiary, Great Western Bank

Frank A. McPherson 2, 3

- Retired Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation
- Director, DCP Midstream GP, LLP, Integris Health, Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art

Betsy S. Michel 2, 3

- Attorney
- Trustee, The Geraldine R. Dodge Foundation and Drew University

William C. Morris

- Chairman and Director, J. & W. Seligman & Co. Incorporated, Carbo Ceramics Inc., Seligman Advisors, Inc. and Seligman Services, Inc.
- Director, Seligman Data Corp.
- President and Chief Executive Officer, The Metropolitan Opera Association

Leroy C. Richie 1, 3

- Counsel, Lewis & Munday, P.C.
- Director, Vibration Control Technologies, LLC and OGE Energy Corp.
- Lead Outside Director, Digital Ally Inc. and Infinity, Inc.
- Director and Chairman, Highland Park Michigan Economic Development Corp.
- Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2, 3

- Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

James N. Whitson 1, 3

- Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
- Director, CommScope, Inc.

Brian T. Zino

- President and Director, J. & W. Seligman & Co. Incorporated
- Chairman, Seligman Data Corp.
- Director, Seligman Advisors, Inc. and Seligman Services, Inc.
- Member of the Board of Governors, Investment Company Institute

---

Member: 1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris

Chairman

Brian T. Zino

President and Chief Executive Officer

Eleanor T.M. Hoagland

Vice President and Chief Compliance Officer

J. Eric Misenheimer

Vice President

Francis L. Mustaro

Vice President

Thomas G. Rose

Vice President

Lawrence P. Vogel

Vice President and Treasurer

Frank J. Nasta

Secretary

35

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.
(a)	Schedule I – Investments in securities of unaffiliated issuers.

Included in Item 1 above.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN CORE FIXED INCOME FUND, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	June 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	June 4, 2008

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	June 4, 2008

SELIGMAN CORE FIXED INCOME FUND, INC.

EXHIBIT INDEX

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.